UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-21955

Stewart Capital Mutual Funds
800 Philadelphia Street
Indiana, PA 15701
(Address of principal executive offices)

Malcolm Polley
Stewart Capital Advisors LLC
800 Philadelphia Street
Indiana, PA 15701
(Name and address of agent for service)

Copies to:
JoAnn M. Strasser
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Registrant's telephone number, including area code: (724) 465-1443

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Stewart

CAPITAL

MID CAP FUND

ANNUAL REPORT 12•31•12

Table of Contents

Letter to Shareholders	1
Expense Example	6
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	22
Additional Information	23
Trustee and Officer Information	26

Investment Products Offered

Are Not FDIC Insured | You May Lose Money | Are Not Bank Guaranteed

1

Dear Fellow Shareholder,

While I am certainly happy with the absolute return of our Fund, I am sure to get questions about its relative performance which I will address later in this letter. It is important to review the economic and business environment first to provide context for the Fund results.

The Economy

We got through the first economic hurdle (the fiscal cliff) by the skin of our teeth, and not without a bit of creative maneuvering by Washington. No one really got what they wanted. The Republicans ended up agreeing to higher taxes, and the Democrats agreed to kick the can down the road regarding sequestration rather than actually having to bite the bullet on entitlement reform. Republicans also used some creative maneuvers to get us (kind of) over the second economic hurdle (the debt ceiling) by stating that while they would not agree to raise the debt ceiling beyond $16 trillion, they would simply suspend the debt ceiling limit until mid-May. This is an interesting approach, especially because it contains a wrinkle. If members of Congress do not do their job to produce a budget, they will not be paid. This wrinkle may not provide much of an economic boost, but it has populist support.

Why do I bring up the debt ceiling and federal budget when I am supposed to be talking about the economy? Because, no matter how the saga plays out, decisions made on the budget and the debt ceiling have direct impact on how well or how poorly the economy will perform.

Restrictive…The only solutions to the problems of balancing the federal budget, and coming to grips with the debt ceiling are likely to be restrictive to economic activity. They are opposite to the Keynesian principals for spurring economic growth (cut taxes and increase government spending), which provide more resources through increased spending and more dollars in taxpayer pockets. In our opinion, U.S. policies to cut spending – either as a result of sequestration or negotiated cuts to prevent those prescribed – or to raise taxes will reduce funds available for economic activity and will restrict economic growth. While the opposing sides would like you to believe that the U.S. must focus on one side of the federal income statement or the other, we believe resolving the problem will require us to both raise revenues and reduce spending. Inherently, these are restrictive.

All of this is a rather lengthy way of saying that we aren’t looking for much in the way of economic growth in calendar year 2013. We believe that the economy will grow between 1 and 1.5% – assuming nothing more restrictive comes out of the ongoing games of cat and mouse with both the budget and the debt ceiling.

Unfortunately, we believe the economy’s growth will remain sub – par for the foreseeable future. We expect job growth to be anemic, and employment is not likely to rise to full levels.

Market Overview

Stock market valuations are driven by earnings and by the market multiple – the amount of money investors are willing to pay for each dollar of earnings. While earnings reality for 2012 seems to have been significantly lower than earnings expectations, investors were willing to pay more for those earnings. This is simply because the other available options, bonds and cash, were so significantly unattractive on a relative basis. As a result, we saw the market multiple expand from approximately

2

11 times expected earnings at the beginning of the year to a little more than 12 1/2 times expected earnings by year end.1 This situation allowed equity investors to realize more return on their investments in 2012 than might be expected by actual earnings results.

Oddly enough, uncertainty about the fiscal cliff may have boosted equity returns because companies accelerated dividend payments intended for 2013 into 2012 to ensure shareholders would not face the higher tax rate threatened by the cliff. Personal dividend income spiked more than 40% in December 2012.2

During the first half of 2012, mid-cap stocks, as represented by the S&P MidCap 400 Index, lagged all but the Dow Jones Industrial Average; but they ended the year on a strong note. The S&P MidCap 400 ended the year up 17.88% and the Russell Midcap Value Index ended the year up 18.51%. The closest competing domestic equity index was the NASDAQ Composite, which was up 17.45%. These easily bested large - and small-cap stocks as represented by the S&P 500 and the Russell 2000, which were up 16.00% and 16.35%, respectively. The Dow Jones Industrial Average ended up a paltry 10.24% by comparison.

Sectors that led the performance within the S&P MidCap 400 were healthcare (up 26.77%) followed by consumer discretionary (up 22.77%), basic materials (up 22.34%) and industrials (up 21.88%). Financials had a relatively strong year ending nearly on par with the Index (up 17.75%). Energy, with essentially flat results (down 0.01%) was the significant underperformer.

Fund Performance

The Stewart Capital Mid Cap Fund returned 16.08% for the year ended December 31, 2012, underperforming its benchmarks the S&P MidCap 400 Index (up 17.88%) and the Russell Midcap Value Index (up 18.51%).

Although we began the year with strong performance, the Fund fell behind our benchmark early and was never able to make up lost ground. Contributions to the Fund’s underperformance were our significant underweighting in financials in comparison to each benchmark, our energy sector holdings and our modest underweight to industrials.

From our perspective, it makes very little sense to allocate a large percentage of investment dollars to financials. It is an industry that can grow only if assets grow. Costs are out of its control, and margins are now and will continue to be under pressure. We do not expect appreciable change in our investment in the sector until we can find companies that we believe to be selling significantly below their intrinsic value.

We reduced our energy exposure significantly because we believe shorter-term risks outweigh longer-term opportunities. Our current exposure is near market weight, and the names we own detracted from portfolio performance during the year.

We kind of got a double whammy with our Industrials exposure. We had a modest underweight to the sector relative to the benchmarks and our picks, while performing well, did not do nearly as well as the names within the benchmarks.

I want to be clear that, although we make the expected comparison of our portfolio performance to benchmark results, benchmark sector allocations are not important criteria for our portfolio selections. We prefer to spend our time and energy seeking good quality companies that we believe will add to shareholders’ wealth through higher share prices and through payments to shareholders via dividends or share buybacks.

3

During the first half of 2012, activity in the Fund was modest. We trimmed three names that had run up in price. By comparison, our activity was positively frenzied in the second half of the year.

Two other companies joined the ranks of former holdings during the second half of the year – Enerplus Resources (now Enerplus Corporation) and Carbo Ceramics, Inc. Our decision to exit Enerplus rose from our concern about its relatively high cost exposure to non-traditional hydrocarbons and from our belief the recent conversion to corporate status would prevent the company form raising needed development funds without diluting shareholders.

We had less concern about company quality for Carbo Ceramics. Rather, we were troubled by rising competition from Chinese manufacturers of ceramic proppants and from producers of less expensive sand. We think this rising competition is particularly important with respect to domestic shale plays as these are impacted by hydrocarbon pricing. Natural gas is suffering from both oversupply and dearth of transmission capability, especially within the Bakken and Marcellus shale plays.

We welcomed three new investment partners to our portfolio during the second half of the year – Whiting Petroleum, GameStop Corp. and J2Global. (We refer to our holdings as partners because we view ourselves as business owners and look at all new positions as the beginnings of a long-term relationship.)

Whiting is an exploration and production company whose geographic energy plays are located in the Rocky Mountains (Bakken and Niobrara), the Permian Basin, Mid-Continent (Oklahoma, Arkansas and Kansas), Michigan and the Gulf Coast (Texas, Louisiana and Mississippi). Whiting is one of only two exploration and production companies to have a state-of-the-art rock analysis lab in Denver, Colorado and was one of the first entrants into the Bakken shale play. In a business that is tied to commodity pricing (which is out of their control) cost is a determining factor for success. We believe Whiting’s longer experience with Bakken shale contributes to lower acquisition costs.

GameStop’s stock had suffered from what I will term Blockbuster Syndrome (referring to the late, great video retailer). The company’s revenues are derived from the sale of videogames and videogame equipment. Some believe that they are not in control of their destiny because they are dependent on software developers and gaming manufacturers for products. More importantly, some believe that the growth of online gaming will cause a decline in business. However, we disagree. Further, we believe management is doing all of the right things. For instance, when they cannot invest the cash generated by the business in an efficient manner, they have returned it to shareholders. We like management that treats shareholders well, and believe that GameStop, with its clean balance sheet and excellent cash generating experience is likely to continue to treat shareholders as valued business partners.

J2Global was founded in 1995 with the goal of unifying communications so that phone messages and faxes could be accessed worldwide via email. The company moved its business from a hardware-based solution to cloud-based software as a service (SaaS). The company has a history of making smart acquisitions, and we expect this practice to continue. J2 has a clean balance sheet. Because the company’s revenue model is largely subscription-based, we think there is protection against obsolescence.

During the fourth quarter, we also added to our initial positions for Whiting and J2.

4

We trimmed a number of holdings, reducing our positions in Sketchers U.S.A., Inc., J. M. Smucker Co., C. R. Bard, Inc., Perrigo Company, and ONEOK, Inc. during the second half of the year. In each of these cases, the price of the holding had run up to a level at which we thought it prudent to reduce the portfolio weighting.

Strategy Overview

Our strategy does not change. Our aim continues to be to find good companies at attractive prices with whom we expect to partner for a long period of time. We are not inclined to make tactical short-term decisions to try to capture seasonal changes. Instead, we seek to employ the methods that we believe are most likely to produce long-term success.

We also believe in assessing potential opportunity in the context of potential risk. We will continue to look for investments that we believe are overlooked and/or misunderstood because we think the risks to investing in those types of companies are likely to be rewarded. As we evaluate potential risk and potential reward of any investment, business value will remain our sole focus.

Thank you for your continued confidence. As always, we will strive to meet your investment needs, and I welcome any questions you might have. You may reach me at 877.420.4440 or at stewartcap@UMB.com.

Sincerely,

Malcolm E. Polley, CFA
President and Chairman of the Board of Trustees
Stewart Capital Mutual Funds
December 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Adviser reserves the right to change its views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Fund portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Adviser or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this report. Please see the prospectus for a discussion of the risks related to investing in the Fund.

The Fund invests primarily in undervalued mid-cap stocks and therefore is subject to the possibility that value stocks or mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Because the Fund invests in a relatively limited number of securities, it may present greater risk than a more broadly diversified portfolio.

1	Source:blog.yardeni.com based on S&P 500 2012 expectations
2	Source:blog.yardeni.com

5

Stewart Capital Mid Cap Fund

Growth of a $10,000 Investment

Average Annual Total Returns For The Period Ended December 31, 2012	One Year	Three Year	Five Year	Since Inception*
Stewart Capital Mid Cap Fund**	16.08%	13.82%	7.13%	6.16%
S&P Midcap 400® Index	17.88%	13.62%	5.15%	5.61%
Russell Midcap® Value Index	18.51%	13.39%	3.79%	2.90%

*	The Stewart Capital Mid Cap Fund commenced investment operations at the close of business December 29, 2006 (the Fund’s inception date).
**	The average annual total returns do not reflect the maximum load of 4.25% due to its discontinuation as of April 1, 2012.

The line graph shown above for the Fund assumes an initial investment of $9,575 ($10,000 less the maximum load of 4.25%) made after the close of business on 12/29/06 (the Fund’s inception date). Returns shown include the reinvestment of all dividends and distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, please call (toll-free) 877.420.4440. As of the effective date of the most recent prospectus, the gross expense ratio was 1.96%.

The S&P Midcap 400® Index is an unmanaged index of 400 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with medium sized market capitalizations and represents approximately seven percent of the total market value of all domestic common stocks. It is not possible to invest directly in an index.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are members of the Russell 1000® Value Index. It is not possible to invest directly in an index.

Average annual total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance returns for the Fund reflect an expense limitation agreement in effect. Without such a limitation, the returns would be reduced.

6

Expense Example For the six months ended December 31, 2012 (Unaudited)

As a shareholder of the Stewart Capital Mid Cap Fund (the “Fund”), you incur ongoing costs which typically consist of management fees, distribution and service (12b-1) fees, and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee charged by the intermediary. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs or costs associated with investing through a financial intermediary were included, your costs would have been higher.

Stewart Capital Mid Cap Fund	Beginning account value 7/1/12	Ending account value 12/31/12	Expenses paid during period 7/1/12-12/31/121
Actual	$1,000.00	$1,084.10	$7.86
Hypothetical (5% return before expenses)	1,000.00	1,017.60	7.61

1	Expenses are equal to the Fund’s annualized expense ratio (1.50%), multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

7

Stewart Capital Mid Cap Fund
Schedule of Investments December 31, 2012

COMMON STOCKS 90.4%	Shares	Value
Banks 1.7%
Northwest Bancshares, Inc.	53,143	$645,156
		645,156
Capital Goods 16.1%
Babcock & Wilcox Co.	25,111	657,908
Cummins, Inc.	9,194	996,170
EMCOR Group, Inc.	53,106	1,837,999
McDermott International, Inc. *	104,827	1,155,193
Triumph Group, Inc.	24,584	1,605,335
		6,252,605
Consumer Durables & Apparel 5.8%
Polaris Industries, Inc.	15,919	1,339,584
Skechers U.S.A., Inc. - Cl. A *	49,522	916,157
		2,255,741
Consumer Services 3.3%
Matthews International Corp. - Cl. A	40,359	1,295,524
		1,295,524
Diversified Financials 2.5%
Federated Investors, Inc. – Cl. B	48,551	982,187
		982,187
Energy 3.0%
Whiting Petroleum Corp. *	26,566	1,152,167
		1,152,167
Food, Beverage & Tobacco 2.4%
J.M. Smucker Co. (The)	10,801	931,478
		931,478
Health Care Equipment & Services 5.1%
C.R. Bard, Inc.	9,346	913,478
Varian Medical Systems, Inc. *	15,232	1,069,896
		1,983,374
Materials 11.6%
CF Industries Holdings, Inc.	7,116	1,445,687
FMC Corp.	22,934	1,342,098

See Notes to Financial Statements.

8

Schedule of Investments (continued)

COMMON STOCKS (CONTINUED)	Shares	Value
Materials 11.6% (Continued)
Southern Copper Corp.	45,305	$1,715,247
		4,503,032
Media 3.2%
Meredith Corp.	36,357	1,252,499
		1,252,499
Pharmaceuticals, Biotechnology & Life Sciences 2.3%
Perrigo Co.	8,685	903,501
		903,501
Retailing 4.2%
GameStop Corp. – Cl. A	64,682	1,622,871
		1,622,871
Semiconductors & Semiconductor Equipment 2.6%
Skyworks Solutions, Inc. *	48,869	992,041
		992,041
Software & Services 5.0%
j2 Global, Inc.	31,436	961,313
Micros Systems, Inc. *	23,090	979,939
		1,941,252
Technology Hardware & Equipment 11.7%
Flextronics International Ltd. *	220,179	1,367,312
Itron, Inc. *	36,854	1,641,846
Western Digital Corp.	36,352	1,544,596
		4,553,754
Transportation 4.6%
Kirby Corp. *	28,478	1,762,503
		1,762,503
Utilities 5.3%
AGL Resources, Inc.	23,040	920,909
Oneok, Inc.	26,326	1,125,436
		2,046,345

Total Common Stocks (Cost $27,162,490)		35,076,030

See Notes to Financial Statements.

9

Schedule of Investments (continued)

LIMITED PARTNERSHIP INTEREST 3.8%	Shares	Value
Materials 3.8%
Terra Nitrogen Co., LP	6,872	$1,471,226
Total Limited Partnership Interest (Cost $748,084)		1,471,226

PREFERRED STOCK 1.8%
Materials 1.8%
Thompson Creek Metals Co., Inc. (6.50%)	32,973	706,282
Total Preferred Stock (Cost $600,438)		706,282

SHORT TERM INVESTMENT 5.1%
Federated Prime Obligations Fund, 0.10% **	1,976,888	1,976,888
Total Short Term Investment (Cost $1,976,888)		1,976,888

Total Investments 101.1% (Cost $30,487,900)		39,230,426
Liabilities less Other Assets (1.1)%		(411,204)
Net Assets 100.0%		$38,819,222

*	Non-income producing

**	Represents 7-day effective yield as of December 31, 2012.

See Notes to Financial Statements.

10

Schedule of Investments (continued)

Sector Breakdown December 31, 2012
(based on total investments)

See Notes to Financial Statements.

11

Statement of Assets and Liabilities 12/31/12

Assets:
Investments at value (cost $30,487,900)	$39,230,426
Receivable for fund shares sold	248,095
Dividends and interest receivable	3,283
Prepaid expenses	30,247
Total assets	39,512,051

Liabilities:
Due to investment adviser (See Note 4)	12,287
Payable for investments purchased	601,888
Payable for fund shares redeemed	9,558
Accrued audit fees	16,900
Accrued administration expense (See Note 5)	5,267
Accrued shareholder servicing fees	8,791
Accrued 12b-1 fees (See Note 4)	25,597
Accrued custodian expense	3,745
Accrued printing expense	7,726
Other payables	1,070
Total liabilities	692,829
Net Assets	$38,819,222

Net Assets Consist of:
Capital stock	$30,348,642
Undistributed net investment income	24
Accumulated net realized losses	(271,970)
Net unrealized appreciation on investments	8,742,526
Total Net Assets	$38,819,222

The Pricing of Shares:
Net asset value, offering and redemption price per share ($38,819,222 divided by 2,999,501 shares outstanding, no par value, unlimited shares authorized)	$12.94

See Notes to Financial Statements.

12

Statement of Operations Year ended 12/31/12

Investment Income:
Dividend income	$724,725	(1)
Interest income	3,748
Total Investment Income	728,473

Expenses:
Investment advisory fees (See Note 4)	243,392
12b-1 fee (See Note 4)	86,926
Administration and accounting fees (See Note 5)	58,616
Shareholder servicing fees	57,509
Professional fees	39,107
Federal and state registration fees	31,097
Trustees’ fees and expenses	24,002
CCO fees	23,999
Custody fees	22,486
Insurance expense	17,430
Reports to shareholders	16,783
Miscellaneous costs	8,539
Total expenses before waivers	629,886
Expense waivers (See Note 4)	(108,332)
Net expenses	521,554
Net Investment Income	206,919

Realized and Unrealized Gain on Investments:
Net realized gain on investments	771,808
Change in unrealized appreciation/depreciation on investments	4,017,522
Net realized & unrealized gain on investments	4,789,330
Net Increase in Net Assets Resulting From Operations	$4,996,249

(1)	Net of $6,267 in foreign withholding taxes

See Notes to Financial Statements.

13

Statements of Changes in Net Assets

	Year ended 12/31/12	Year ended 12/31/11
Operations:
Net investment income	$206,919	$111,838
Net realized gain on investments	771,808	2,138,820
Change in unrealized appreciation (depreciation) on investments	4,017,522	(2,437,627)
Net increase (decrease) in net assets resulting from operations	4,996,249	(186,969)

Distributions Paid From:
Net Investment Income	(239,454)	—
Net Realized Gains	(1,240,298)	(416,613)
Total distributions	(1,479,752)	(416,613)

Capital Share Transactions:
Proceeds from shares sold	10,811,892	7,074,742
Proceeds from reinvestment of distributions	582,048	123,810
	11,393,940	7,198,552
Payments for shares redeemed	(5,058,738)	(5,052,220)
Net increase from capital share transactions	6,335,202	2,146,332

Total Increase in Net Assets	9,851,699	1,542,750

Net Assets:
Beginning of year	28,967,523	27,424,773
End of year (including undistributed net investment income of $24 and $0, respectively)	$38,819,222	$28,967,523

Transactions in Shares:
Shares sold	851,725	593,275
Issued in reinvestment of distributions	45,683	10,646
Shares redeemed	(397,952)	(421,517)
Net increase	499,456	182,404

See Notes to Financial Statements.

14

Financial Highlights

For a Fund share outstanding throughout each year	Year ended 12/31/12	Year ended 12/31/11	Year ended 12/31/10	Year ended 12/31/09	Year ended 12/31/08
Net asset value, beginning of year	$11.59	$11.83	$9.27	$6.39	$9.94

Income from investment operations:
Net investment income	0.07	0.04	0.02	0.05	0.15
Net realized and unrealized gain (loss) on investments	1.78	(0.11)	2.55	2.86	(3.52)
Total from investment operations	1.85	(0.07)	2.57	2.91	(3.37)

Less distributions:
From net investment income	(0.08)	—	—	—	(0.18)
Return of Capital	—	—	(0.01)	(0.03)	—
From net realized gains	(0.42)	(0.17)	—	—	—
Total distributions	(0.50)	(0.17)	(0.01)	(0.03)	(0.18)
Net asset value, end of year	$12.94	$11.59	$11.83	$9.27	$6.39

Total Return	16.08%	(0.62)%	27.80%	45.75%	(34.34)%

Supplemental data and ratios:
Net assets, end of year (000s)	$38,819	$28,968	$27,425	$20,230	$6,645
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of expenses before waivers to average net assets	1.81%	1.95%	2.16%	3.67%	6.68%
Ratio of net investment income to average net assets	0.60%	0.39%	0.24%	0.69%	1.71%
Ratio of net investment income (loss) before waivers to average net assets	0.29%	(0.06)%	(0.42)%	(1.48)%	(3.47)%
Portfolio turnover rate	26.40%	31.97%	48.36%	43.00%	58.86%

See Notes to Financial Statements.

15

Notes to Financial Statements December 31, 2012

1. Organization

Stewart Capital Mutual Funds (the “Trust”) was organized on September 22, 2006 as a Delaware business trust and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified open-end investment management company. The Trust currently consists of one investment portfolio: Stewart Capital Mid Cap Fund (the “Fund”). Stewart Capital Advisors, LLC (the “Adviser”) is the Fund’s investment adviser. The Fund commenced investment operations at the close of business December 29, 2006. Prior to December 29, 2006, the only activity was the seed capital investment of $100,000 by the Adviser to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation ■ In determining the Net Asset Value (“NAV”) of the Fund’s shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, “Nasdaq-traded securities”) are valued at the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the average of the current bid and asked prices on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which there are no readily available market quotations will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees. The fair value of a security is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its NAV per share.

16

GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•
Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Common stocks, limited partnerships and short-term investments. ■ Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2. Short-term investments may be valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2012:

17

Investments in Securities
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks*	$35,076,030	$—	$—	$35,076,030
Limited Partnership Interest*	1,471,226	—	—	1,471,226
Preferred Stock*	706,282	—	—	706,282
Short Term Investment	1,976,888	—	—	1,976,888
Total	$39,230,426	$—	$—	$39,230,426

*	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

 The Fund adopted the Financial Accounting Standards Board (“FASB”) amendments to authoritative guidance which require the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended December 31, 2012, there were no transfers in and out of Level 1, Level 2 and Level 3. The Fund did not hold any Level 2 or Level 3 securities during the year ended December 31, 2012. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

Federal Income Taxes ■ It is the Fund’s policy to continue to meet the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years 2009-2012, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the taxable year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Securities Transactions and Investment Income ■ Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income and amortization are recognized daily on an accrual basis. Return of capital distributions from investments will decrease the cost of the relevant investment security and thus may impact unrealized appreciation or depreciation of the investment security and the realized gain or loss on its disposition.

Distributions to Shareholders ■ Dividends from net investment income, if any, are generally declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The tax character of distributions made during the year from net investment income or net realized gain may differ from those determined for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

3. Investment Transactions

Purchases and sales of securities by the Fund, excluding short-term investments, for the year ended December 31, 2012 were $14,712,809 and $8,593,096 respectively.

4. Investment Advisory Agreement and Distribution Plan

The Fund has entered into an Investment Advisory Agreement with the Adviser. The Fund pays a fee based on the Fund’s average daily net assets at the annual rate of 0.70% for the services provided by the Adviser. The Adviser has contractually agreed to limit the annual operating expenses of the Fund to 1.50% through April 30, 2013, subject to later reimbursement by the Fund in certain circumstances (“the Expense Limitation Agreement”). The Expense Limitation Agreement renews automatically for successive one-year periods, subject to approval by the Fund’s Board of Trustees. During the fiscal year ended December 31, 2012, the Adviser waived investment advisory fees for the Fund of $108,332 under the Expense Limitation Agreement. While the Expense Limitation Agreement is in effect, the Adviser is entitled to recoup from the Fund amounts waived or reimbursed for a period of up to three years from the date such amounts were waived or reimbursed, provided the Fund’s expenses, including such recouped amounts, do not exceed the stated expense limitations. During the year ended December 31, 2012, the Adviser did not recoup any expenses. At December 31, 2012, $149,078 is subject to recoupment through December 31, 2013, $130,066 through December 31, 2014, $108,332 through December 31, 2015, to the extent the Expense Limitation Agreement is still in effect.

Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a plan of distribution with Grand Distribution Services, LLC which permits the Fund to pay for certain expenses associated with the distribution of its shares and for services provided to its shareholders. Under the Plan, the Fund may pay expenses pursuant to the distribution plan equal to a maximum of 0.25% of the average daily net assets of the Fund. During the year ended December 31, 2012, the Fund incurred distribution expenses of $86,926.

19

5. Administration Agreements

The Fund has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (“UMBFS”). Under the terms of the Agreement, UMBFS provides non-investment-related administrative services for the Fund. UMBFS supervises the preparation of tax returns, reports to shareholders, reports to and submits filings with the SEC and state securities commissions, calculates the daily NAV per share and maintains the financial books of the Fund. For these services, UMBFS receives fees computed at an annual rate of the daily net assets of the Fund, subject to a minimum annual contractual fee. In addition, the Fund reimburses UMBFS for certain out-of-pocket expenses incurred by UMBFS in obtaining valuations of such Fund’s portfolio securities and other expenses.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2012, Jasco & Co., for the benefit of its customers, owned 57% of the Fund and as such may be deemed to control the Fund. Jasco & Co. is an affiliate of the Adviser.

7. Federal Income Tax Information

At December 31, 2012, gross unrealized appreciation and depreciation and cost of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$30,444,332
Gross Unrealized Appreciation	$9,510,022
Gross Unrealized Depreciation	(723,928)
Net Unrealized Appreciation	$8,786,094

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and investments in limited partnerships.

As of December 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$205,640
Unrealized long-term gains	69,619
Tax accumulated earnings	275,259
Accumulated capital and other losses	(590,773)
Unrealized appreciation on investments	8,786,094
Total accumulated earnings	$8,470,580

20

The following reclassifications made by the Fund during the tax year ended December 31, 2012 are primarily the result of permanent book/tax differences in the tax treatment of certain items of net investment income.

Capital stock	$(101,880)
Undistributed net investment income	32,559
Accumulated net realized losses	69,321

The tax character of distributions paid during the fiscal years ended December 31, 2012 and 2011 were as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$364,514	$—
Long-Term Capital Gains	1,115,238	416,613
Total Distributions	$1,479,752	$416,613

As of December 31, 2012, the Fund had $590,773 of post-October losses, which are deferred until fiscal year 2013 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

8. Officers and Trustees

Certain officers or trustees of the Trust are also officers or trustees of the Adviser. During the year ended December 31, 2012, the Fund incurred $23,999 in Chief Compliance Officer fees and $24,002 in trustee fees for its unaffiliated trustees. These trustee fees are paid in shares of the Fund valued at the time of payment.

9. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Fund that have not yet occurred. However, based on experience of the Adviser, the Fund expects the risk of loss to be remote.

10. Offering Price Per Share

A maximum front-end sales charge of 4.25% was imposed on purchases of the Fund’s shares through March 31, 2012. On February 21, 2012 the Board of Trustees resolved that the Fund’s sales load be eliminated effective upon the effectiveness of the next post-effective amendment to the Fund’s registration statement, or April 1, 2012. For the year ended December 31, 2012, the Fund was advised that various broker dealers received $1,229 of sales charges from sales of the Fund’s shares.

21

11. Recently Issued Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the effect ASU No. 2011-11 may have on the Fund’s financial statements.

12. Subsequent Event Disclosure

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued. On February 26, 2013, the Board of Trustees approved to limit the annual operating expenses of the Fund to 1.20%. The change will become effective as of the next registration renewal period and extends the Expense Limitation Agreement through April 30, 2014.

22

Report of Independent Registered
Public Accounting Firm

To the Shareholders of Stewart Capital Mid Cap Fund
and the Board of Trustees of Stewart Capital Mutual Funds

We have audited the accompanying statement of assets and liabilities of the Stewart Capital Mid Cap Fund, a series of shares of beneficial interest of Stewart Capital Mutual Funds, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2008 have been audited by other auditors, whose report dated February 23, 2009 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Stewart Capital Mid Cap Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 26, 2013

23

Additional Information (Unaudited)

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (toll-free) 877.420.4440 and request a Statement of Additional Information which contains this description. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. A report on “Form N-PX” of how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, is available without charge, upon request, by calling (toll-free) 877.420.4440 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Board Deliberations Regarding Renewal of Advisory Agreement:

In connection with a regular meeting held on November 20, 2012, the Board of the Trust, including a majority of the Independent Trustees, discussed the renewal of advisory agreement between Stewart Capital Advisors, LLC, (the “Adviser”) and the Stewart Capital Mutual Funds on behalf of the Stewart Capital Mid Cap Fund (the “Advisory Agreement”).

Counsel noted that, on behalf of the Trustees, it had provided the Adviser with a letter requesting information for the Board to consider in connection with the proposed renewal of the Advisory Agreement. In considering the proposed renewal, the Trustees reviewed a memorandum describing their duties when considering the Investment Advisory Agreement.

A representative of the Adviser then referred the Trustees to the Board materials and reviewed with them the returns of the Fund against its a Morningstar Mid-Cap Value category as well as a peer group of midcap value funds selected by the Adviser (the “Peer Group”). The Board noted that the Fund underperformed its Morningstar category over the 1-year period, but outperformed the Morningstar category for the 5-year and since inception periods. The Board also noted that the Fund underperformed its Peer Group over the 1-year, 5-year, and since inception periods, but that one fund in the Peer Group was a significant outlier that skewed the averages. The Board also noted that the Adviser selected only “4 Star” or higher funds for comparison, thus holding itself to a very high standard. The Board concluded that they were satisfied with the performance of the Fund. The Board

24

further concluded that the Fund has been served well by the investment parameters used by the Adviser, and, unless significant changes in market conditions are encountered, the same parameters should continue to be applied by the Adviser.

A representative of the Adviser then further reviewed the response to the request for information, noting that an SEC examination occurred in the middle of 2012 for which no correspondence had yet been received, but there had been no material compliance issues and that there were no planned changes to the corporate structure. The Board noted the Adviser’s record of compliance over the past year, and that the Adviser has demonstrated a strong and consistent culture of compliance and professionalism. The Board also noted that they appreciate the open dialogue between management and the Board. The Board noted with approval that the Adviser had invested in and implemented software to monitor compliance with investment limitations. A representative of the Adviser also noted that neither the Fund nor the Adviser use soft dollars. He then discussed the Adviser’s process for selecting a broker-dealer for Fund transactions and for allocating transactions across multiple accounts managed by the Adviser. The Board determined that they are still satisfied with the nature, quality and extent of services provided by the.

Counsel referred the Board members to the materials that had been included in the Board materials which compared the expense structure of the Fund to the Peer Group and Morningstar category. The Board noted that the investment advisory fee was less than the Peer Group’s average fees and the Morningstar category’s average fees, but that the total expenses were higher than the Peer Group’s average expenses and the Morningstar category’s average expenses. The Board also considered the range of fees charged by the Adviser to its separately managed accounts and agreed they were in line with the fees paid by the Fund. A representative of the Adviser then reminded the Board that the Adviser is waiving a significant part of its advisory fee to keep total expenses at the Fund’s expense cap. The Board determined that the Fund’s fees and expenses were reasonable and consistent with similar products and types of accounts.

A representative of the Adviser also noted that the Adviser experienced a profit managing the Fund. The Board noted that the Adviser’s profitability as a result of its relationship with the Fund has been very limited in amount, and, based on the services provided by the Adviser, the profits realized by the Adviser were very reasonable. A representative of the Adviser indicated that the Adviser expects that the expense ratio will drop below the expense cap once the Fund surpasses $50 million in assets, and at the point the Adviser hopes that economies of scale will begin to be realized. The Board noted that the largest separately managed accounts managed by the Adviser pay lower fees than the Fund’s shareholders, and that the Board would expect to have conversations about breakpoints with the Adviser as the Fund’s assets grow.

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the Fund’s shareholders, and unanimously voted to renew the Advisory Agreement.

25

Long-Term Capital Gains Designation

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Stewart Capital Mid Cap Fund hereby designates $1,115,238 as long-term capital gains distributed during the year ended December 31, 2012.

For the year ended December 31, 2012, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended December 31, 2012, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

26

Stewart Capital Mid Cap Fund
Trustee and Officer Information (Unaudited)

Independent Trustees
Name/Age	Address	Current position held with the Fund	Term of Office and Length of Time Served*
Debbie Shuster, 50	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Brian A. Maxwell, 46	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Gayland B. Cook, 60	Stewart Capital Mutual Funds 800 Philadelphia Street Indiana, PA 15701	Trustee	Indefinite; Since Inception
Interested Trustee** and Officer
Malcolm E. Polley, 50	Stewart Capital Advisors, LLC 800 Philadelphia Street Indiana, PA 15701	Trustee, President	Indefinite; Since Inception
Officers
Timothy P. McKee, 52	S&T Bank 800 Philadelphia Street Indiana, PA 15701	Treasurer, Secretary	Indefinite; Since Inception
Matthew S. Hardin, 51	Hardin Compliance Consulting, LLC 290 Northgate Drive, Suite 100 Warrendale, PA 15086	Chief Compliance Officer	Indefinite; Since 01/01/09

*	Inception was 12/29/2006

**	Mr. Polley is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of his position with the Trust and with Stewart Capital Advisors, LLC, the adviser for the Fund.

***	Gateway Bank of Pennsylvania was acquired by S&T Bank in August of 2012. As of the date of acquisition, Gayland B. Cook was removed from the Gateway Bank of Pennsylvania Board of Directors.

The Fund’s Statement of Additional Information includes additional information about Fund trustees and officers and is available, without charge, upon request, by calling 877.420.4440.

27

Principal occupation during the past five years	Number of funds overseen within the Fund complex	Other directorships held outside the Fund complex
Director of Business Development, Seltzer Financial Strategies, LLC, (2008-present); Business Consultant, DSK Consultants, (2003-2008)	1	None
Vice President/Investment Officer, Mill Creek Capital Advisors, LLC. (2011-present); Investment Consultant, Yanni Partners, a Division of GBS Investment Consulting, LLC, (1999-2010)	1	None
Managing Director, Seneca Capital Management, (1996-present); Director, various privately owned portfolio companies of Seneca Capital Management	1	Gateway Bank of Pennsylvania***

Vice President, Senior Vice President, and Executive Vice President, S&T Bank (2001-present); Executive Vice President/ Chief Investment Officer, S&T Wealth Management Group, (2001-present); President/Chief Investment Officer, Stewart Capital Advisors, LLC, (2004-present)	1	None

Vice President/Senior Financial Officer, S&T Bank, (2001-present); Chief Compliance Officer/Treasurer/Secretary, Stewart Capital Advisors, LLC, (2006-present)	N/A	None
Owner and President, Hardin Compliance Consulting, LLC, (2006-present); Chief Broker-Dealer Counsel, The PNC Financial Services Group, Inc. (1999-2006)	N/A	None

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Stewart
CAPITAL

877.420.4440
www.stewartcap.com

This material must be preceded or accompanied by a current Stewart Capital Mutual Funds prospectus.

Stewart Capital Mutual Funds are distributed by Grand Distribution Services, LLC.

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer.  During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers from any provisions of the Code.  The Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2009.  (SEC Accession No. 0000948221-09-000004)

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Deborah Shuster .  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

The aggregate fees billed for professional services by the Registrant’s principal accountant for each of the last two fiscal years were as follows.

(a) Audit Fees for Registrant.  Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended December 31, 2012	$13,900
Fiscal year ended December 31, 2011	$13,900

(b) Audit-Related Fees for Registrant.  Aggregate fees billed for assurance and related services by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not required under “Audit Fees” above.

Fiscal year ended December 31, 2012	$0
Fiscal year ended December 31, 2011	$0

(c) Tax Fees for Registrant.  Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for review of Federal and excise tax returns, tax compliance, tax advice and tax planning.  The fees paid were comprised of a review of the tax returns, tax notes and other documentation for the filings and returns, along with their underlying schedules, that were prepared by the Registrant’s administrator.

Fiscal year ended December 31, 2012	$3,000
Fiscal year ended December 31, 2011	$3,000

(d) All Other Fees.  Aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Fiscal year ended December 31, 2012	$0
Fiscal year ended December 31, 2011	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)
Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: 100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) During the fiscal years ended December 31, 2011 and December 31, 2012, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) No, because no such services were rendered.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act.  Based on his review, such officer has concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the Registrant’s last fiscal half-year that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)
The Code of Ethics for the Principal Executive and Principal Financial Officer is incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2009.  (SEC Accession No. 0000948221-09-000004)

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stewart Capital Mutual Funds

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
March 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

/s/ Malcolm E. Polley
Malcolm E. Polley
Principal Executive Officer
March 7, 2013

/s/ Timothy P. McKee
Timothy P. McKee
Principal Financial Officer
March 7, 2013